American Realty Capital Healthcare Trust, Inc.

Q1 2014 SUPPLEMENTAL INFORMATION

Financial Period ended March 31, 2014 (unaudited)

Table of Contents

Item	Page

Financial and Operating Highlights	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5

Portfolio	6 - 10
Business Summary	6
Equity and Investment Activity	7
Quarterly Revenue and NOI	8
Portfolio Diversification by State	9
Seniors Housing / MSA Characteristics	10

Segment Reporting	11 - 15
Medical Office Buildings	11 - 12
Triple-Net Leased	13 - 14
Seniors Housing - Operating	15

Debt Structure	16
Non-GAAP Reconciliations	17
Definitions	18 - 19
Property List	20 - 24

The data and other information described in these slides are as of the date of the slides or an earlier date as indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties.

This presentation contains certain statements that are American Realty Capital Healthcare Trust’s (“ARC HT”) and its Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. ARC HT’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we’ve made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in ARC HT’s filings with the Securities and Exchange Commission including, but not limited to, ARC HT’s report on Form 10-K, Quarterly Report on Form 10-Q, as well as ARC HT’s press releases.

Financial and Operating Highlights

Amounts in thousands, except per share data, ratios and percentages

	Quarter ended March 31,
Financial and Operating Information	2014		2013
Total revenues	$55,989		$18,678
Net operating income (NOI)	$32,510		$13,486
Adjusted EBITDA	$30,582		$13,237

Dividends paid per common share	$0.17		$0.17

Funds from operations (FFO)	$21,818		$7,973
FFO per diluted share	$0.12		$0.10

Adjusted funds from operations (AFFO)	$24,873		$9,552
AFFO per diluted share	$0.14		$0.12

Interest expense	$5,543		$3,089

Adjusted interest coverage ratio	7.2	x	5.1	x
Adjusted fixed charge coverage ratio	6.7	x	5.1	x

Same store NOI increase/decrease[1]	N/A		N/A
Medical office	N/A		N/A
Triple-net leased	N/A		N/A
Seniors housing - operating	N/A		N/A
Seniors housing - operating: operating margin[2]	32.8%		N/A

	As of March 31,
Capitalization Data	2014	2013
Real estate investments, net	$1,777,636	$709,081
Total assets, gross	$1,990,910	$1,195,921

Total debt	$530,150	$215,846
Non-controlling interests	$1,851	$3,985
Total shareholders' equity	$1,411,817	$953,028

Common shares and units outstanding[3]	183,497	114,652
Share price, end of period[4]	$10.00	$10.00

Total market capitalization	$2,366,967	$1,366,350
Total book capitalization	$1,943,818	$1,172,859

Debt to total assets, gross	26.6%	18.0%
Debt to total market capitalization	22.4%	15.8%
Debt to total book capitalization	27.3%	18.4%
Secured debt to total assets, gross	15.0%	18.0%

1.	At March 31, 2014, approximately 95% of the current portfolio did not meet a conventional definition of “same store.” The Company will commence same store reporting once the level of net operating income from stabilized assets held for a period of five consecutive quarters exceeds 50%.
2.	Reflects the operating margin for five stabilized properties in this business segment that have been owned for five consecutive quarters. Operating margin is the ratio of operating income divided by revenue.
3.	Includes common share equivalents.
4.	Represents the price per share, subject to certain volume and other discounts, in our initial public offering pursuant to our registration statement on Form S-11 (File No. 333-169075), as amended, which commenced on February 18, 2011 and closed on April 26, 2013.

Consolidated Balance Sheets

Amounts in thousands

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Assets
Real estate investments, at cost
Land	$121,978	$107,719	$112,766	$60,086	$51,445
Buildings, fixtures and improvements	1,556,438	1,363,858	1,147,659	719,065	606,692
Construction in progress	16,148	11,112	4,819	-	-
Acquired intangible lease assets	199,630	181,264	158,804	97,658	81,813
Total real estate investments at cost	1,894,194	1,663,953	1,424,048	876,809	739,950
Less: accumulated depreciation and amortization	(116,558)	(87,350)	(61,156)	(43,780)	(30,869)
Total real estate investments, net	1,777,636	1,576,603	1,362,892	833,029	709,081

Cash and cash equivalents	142,928	103,447	308,911	852,240	424,931
Other assets	70,346	54,523	63,830	39,211	61,909
Total assets	$1,990,910	$1,734,573	$1,735,633	$1,724,480	$1,195,921

Liabilities And Equity
Mortgage notes payable	$298,650	$259,348	$239,067	$215,784	$215,846
Line of credit	131,500	-	-	-	-
Unsecured term loan	100,000	-	-	-	-
Accounts payable, accrued expenses and other liabilities	47,092	39,481	35,840	25,699	23,062
Total liabilities	577,242	298,829	274,907	241,483	238,908

Common stock	1,821	1,805	1,788	1,771	1,145
Additional paid in capital	1,607,456	1,591,941	1,576,011	1,560,226	1,001,901
Accumulated other comprehensive loss	(1,597)	(3,243)	(3,241)	(1,285)	(598)
Accumulated deficit	(195,863)	(158,378)	(117,649)	(81,610)	(49,420)
Total shareholders' equity	1,411,817	1,432,125	1,456,909	1,479,102	953,028
Non-controlling interests	1,851	3,619	3,817	3,895	3,985
Total equity	1,413,668	1,435,744	1,460,726	1,482,997	957,013
Total liabilities and equity	$1,990,910	$1,734,573	$1,735,633	$1,724,480	$1,195,921

Consolidated Statements of Income

Amounts in thousands, except per share data and ratios

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Revenues:
Rental income	$47,517	$41,597	$29,285	$20,885	$15,987
Operating expense reimbursement	4,184	3,626	2,859	2,474	2,189
Resident services and fee income	4,288	3,368	2,003	578	502
Total revenues	55,989	48,591	34,147	23,937	18,678
Property operating	23,479	20,089	13,940	7,444	5,192
Net operating income	32,510	28,502	20,207	16,493	13,486
Acquisition and transaction related	3,422	5,748	3,107	2,713	2,038
General and administrative	1,928	1,686	1,429	1,250	249
Depreciation and amortization	28,943	25,908	17,140	12,714	11,694
Operating income (loss)	(1,783)	(4,840)	(1,469)	(184)	(495)
Other income (expenses)
Interest expense	(5,543)	(5,089)	(4,350)	(3,315)	(3,089)
Income from investments	300	49	354	255	-
Total other expense	(5,243)	(5,040)	(3,996)	(3,060)	(3,089)
Net income (loss)	(7,026)	(9,880)	(5,465)	(3,244)	(3,584)
Net income (loss) attributable to non-controlling interests	(9)	(12)	(10)	(13)	(22)
Net income (loss) attributable to shareholders	$(7,035)	$(9,892)	$(5,475)	$(3,257)	$(3,606)
Basic weighted average shares outstanding	181,621	179,930	178,231	170,125	77,029
Basic net loss per share attributable to shareholders	$(0.04)	$(0.05)	$(0.03)	$(0.02)	$(0.05)
Funds from operations:
Net gain (loss) in accordance with GAAP	$(7,035)	$(9,892)	$(5,475)	$(3,257)	$(3,606)
Depreciation and amortization	28,940	25,907	17,140	12,714	11,694
Proportionate share of adjustments related to non-controlling interests	(87)	(121)	(122)	(122)	(115)
Funds from operations	$21,818	$15,894	$11,543	$9,335	$7,973
Acquisition fees and expenses	3,422	5,748	3,107	2,713	2,038
Amortization of above-market lease assets and liabilities	95	98	160	119	67
Straight-line rent	(1,930)	(1,851)	(1,357)	(1,174)	(1,026)
Capital expenditures	0	0	0	0	0
Non-recurring items
Accretion of discount/amortization of premiums	(264)	(233)	(226)	(188)	(179)
Deferred financing costs	1,561	1,520	1,209	637	617
Non-cash stock compensation	10	68	13	11	9
Loss on sale of investments	0	300	0	0	0
Distributions on Class B units	139	103	63	37	17
Proportionate share of adjustments related to non-controlling interests	22	31	35	34	36
Adjusted funds from operations (AFFO)	$24,873	$21,678	$14,547	$11,524	$9,552
Diluted weighted average shares outstanding	182,478	180,546	178,621	170,357	77,148
Distributions paid in cash	13,818	13,865	13,960	11,663	5,494
Distributions reinvested	16,533	16,537	16,519	12,954	4,847
Distributions on unvested shares	3	6	3	3	0
Distributions on Class B units	139	103	63	37	17
Total distributions paid	$30,493	$30,511	$30,545	$24,657	$10,358
FFO per diluted share	$0.12	$0.09	$0.06	$0.05	$0.10
FFO payout ratio	140%	192%	265%	264%	130%

AFFO per diluted share	$0.14	$0.12	$0.08	$0.07	$0.12
AFFO payout ratio	123%	141%	210%	214%	108%

Business Summary

Amounts in thousands, except number of properties, number of units / beds, square feet and percentages

	Number of	No. Units /			Gross		Annualized		Annualized
	Properties	Beds	Square Feet	States	Asset Value	% of Total	Revenue[1]	% of Total	NOI[1]	% of Total
By Business Segment
Medical office	77	-	3,914,661	24	$1,026,470	55%	$97,259	40%	$78,901	55%
Triple-net leased	21	1,145	899,221	5	274,307	14%	25,709	11%	25,150	18%
Seniors housing - operating	29	2,435	1,939,320	11	572,502	31%	119,325	49%	38,745	27%
Land	2	-	-	2	3,020	0%	-	0%	(46)	0%
Total	129	3,580	6,753,202	27	$1,876,299	100%	$242,293	100%	$142,750	100%

By Investment Type
Medical office	77	-	3,914,661	24	$1,026,470	55%	$97,259	40%	$78,901	55%
Seniors housing	39	2,961	2,401,767	13	649,146	34%	126,192	52%	45,602	32%
Post acute / skilled nursing	4	175	73,103	3	31,747	2%	3,213	1%	3,055	2%
Hospital	7	444	363,671	2	165,916	9%	15,629	7%	15,238	11%
Land	2	-	-	2	3,020	0%	-	0%	(46)	0%
Total	129	3,580	6,753,202	27	$1,876,299	100%	$242,293	100%	$142,750	100%

1	Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Equity and Investment Activity

Amounts in thousands, except number of properties and percentages

Equity Raise[1]	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Equity Raised during period	$15,860	$15,881	$15,741	$620,878	$581,287
Cumulative Equity Raised	$1,807,058	$1,791,198	$1,775,317	$1,759,576	$1,138,698

Investment Activity	Q1 2014		Q4 2013		Q3 2013		Q2 2013		Q1 2013
	Number of	Gross	Number of	Gross	Number of	Gross	Number of	Gross	Number of	Gross
	Properties	Asset Value	Properties	Asset Value	Properties	Asset Value	Properties	Asset Value	Properties	Asset Value
By Business Segment
Medical office	2	$36,747	4	$45,330	19	$339,571	8	$95,380	6	$36,667
Triple-net leased	8	56,583	3	51,900	2	40,000	1	8,410	0	-
Seniors housing - operating	3	129,907	4	136,042	12	159,560	3	33,081	2	28,097
Land	1	1,231	0	-	1	1,788	0	-	0	-
Total	14	$224,468	11	$233,272	34	$540,919	12	$136,871	8	$64,764

By Investment Type
Medical office	2	$36,747	4	$45,330	19	$339,571	8	$95,380	6	$36,667
Seniors housing	11	186,490	5	147,692	12	159,560	4	41,491	2	28,097
Post acute / skilled nursing	0	-	1	12,250	0	-	0	-	0	-
Hospital	0	-	1	28,000	2	40,000	0	-	0	-
Land	1	1,231	0	-	1	1,788	0	-	0	-
Total	14	$224,468	11	$233,272	34	$540,919	12	$136,871	8	$64,764

Additional Net Operating Income from Investing Activity (annualized)[2]
By Business Segment	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Medical office	$2,581	$4,012	$24,924	$6,608	$3,006
Triple-net leased	5,002	4,670	3,492	802	-
Seniors housing - operating	8,994	8,982	9,829	2,361	2,778
Land	-	-	(46)	-	-
Total	$16,577	$17,664	$38,199	$9,771	$5,784

By Investment Type
Medical office	$2,581	$4,012	$24,924	$6,608	$3,006
Seniors housing	13,996	10,035	9,829	3,163	2,778
Post acute / skilled nursing	-	1,222	-	-	-
Hospital	-	2,395	3,492	-	-
Land	-	-	(46)	-	-
Total	$16,577	$17,664	$38,199	$9,771	$5,784
NOI yield[3]	7.4%	7.6%	7.1%	7.1%	8.9%

1.	Equity raised includes proceeds received from our initial public offering and distribution reinvestment plan.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.
3.	NOI yield is defined as Net Operating Income (NOI) divided by Gross Asset Value.

Quarterly Revenue and Net Operating Income by Business Segment and Investment Type

Amounts in thousands

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Revenues
By Business Segment
Medical office	$23,993	$22,791	$15,735	$13,660	$11,889
Triple-net leased	4,793	4,435	3,197	3,140	2,807
Seniors housing - operating	27,203	21,364	15,216	7,137	3,982
Land	-	-	-	-	-
Total	$55,989	$48,590	$34,148	$23,937	$18,678

By Investment Type
Medical office	$23,993	$22,791	$15,735	$13,660	$11,889
Seniors housing	28,121	21,609	15,416	7,334	3,982
Post acute / skilled nursing	806	649	494	480	491
Hospital	3,069	3,541	2,503	2,463	2,316
Land	-	-	-	-	-
Total	$55,989	$48,590	$34,148	$23,937	$18,678

Net Operating Income
By Business Segment
Medical office	$19,221	$18,554	$12,422	$11,011	$9,273
Triple-net leased	4,569	4,050	3,038	2,995	2,798
Seniors housing - operating	8,733	5,914	4,748	2,488	1,414
Land	(13)	(18)	-	-	-
Total	$32,510	$28,500	$20,208	$16,494	$13,485

By Investment Type
Medical office	$19,221	$18,554	$12,422	$11,011	$9,273
Seniors housing	9,650	6,160	4,948	2,685	1,414
Post acute / skilled nursing	763	589	460	460	460
Hospital	2,889	3,215	2,378	2,338	2,338
Land	(13)	(18)	-	-	-
Total	$32,510	$28,500	$20,208	$16,494	$13,485

Portfolio Diversification by State

Amounts in thousands, except number of properties and percentages

				Medical Office Buildings			Triple-net Leases									Seniors Housing
	Total[1]			Single & Multi-Tenants			Seniors housing			Post acute / skilled nursing			Hospital			Operating Properties
				Number			Number			Number			Number			Number
	Number of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of
Top 20 States	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total
1. Texas	16	$24,721	17%	8	$6,036	8%	1	$1,098	16%	1	$1,222	40%	5	$11,746	77%	1	$4,619	12%
2. Georgia	17	14,688	10%	8	5,467	7%	0	-	0%	0	-	0%	0	-	0%	8	9,266	24%
3. Illinois	15	13,767	10%	7	9,469	12%	7	3,904	57%	0	-	0%	0	-	0%	1	394	1%
4. California	7	12,980	9%	3	4,952	6%	0	-	0%	2	988	32%	0	-	0%	2	7,039	18%
5. Florida	11	10,996	8%	5	5,158	7%	0	-	0%	0	-	0%	0	-	0%	5	5,838	15%
6. Indiana	6	8,455	6%	6	8,455	11%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
7. Wisconsin	6	8,283	6%	6	8,283	11%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
8. Arizona	6	6,666	5%	2	1,528	2%	1	802	12%	1	845	28%	2	3,492	23%	0	-	0%
9. Oregon	7	6,362	5%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	7	6,362	17%
10. Pennsylvania	4	5,944	4%	4	5,944	8%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
11. Nevada	5	4,957	3%	5	4,957	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
12. Michigan	4	4,440	3%	4	4,440	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
13. South Carolina	3	3,670	3%	2	2,638	3%	0	-	0%	0	-	0%	0	-	0%	1	1,032	3%
14. Virginia	2	2,597	2%	2	2,597	3%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
15. North Dakota	2	2,103	1%	1	1,049	1%	1	1,053	15%	0	-	0%	0	-	0%	0	-	0%
16. North Carolina	2	2,086	1%	1	802	1%	0	-	0%	0	-	0%	0	-	0%	1	1,283	3%
17. New York	2	1,811	1%	2	1,811	2%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
18. Minnesota	2	1,566	1%	2	1,566	2%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
19. Tennessee	2	1,335	1%	1	370	0%	0	-	0%	0	-	0%	0	-	0%	1	966	2%
20. Ohio	1	1,333	1%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	1	1,333	3%
States 1 to 20 Subtotal	120	$138,760	97%	69	$75,522	96%	10	$6,857	100%	4	$3,055	100%	7	$15,238	100%	28	$38,132	98%

All other states	9	$3,990	3%	8	$3,379	4%	0	$-	0%	0	-	0%	0	$-	0%	1	$613	2%

Total	129	$142,750	100%	77	$78,901	100%	10	$6,857	100%	4	$3,055	100%	7	$15,238	100%	29	$38,745	100%

1.	Totals include two holdings in land properties.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Seniors Housing Position Compared to Metropolitan Statistical Area (“MSA”) Characteristics

				MSA Statistics
		Annualized				Median
		NOI[2]		Population	% Population	Household
By MSA / Location	No. Properties	(in thousands)	% of Total	Growth[3]	Over 65[4]	Income[4]	Unemployment %[5]
Atlanta, GA	7	$7,948	17.4%	4.1%	9.9%	$54,628	6.9%
Houston, TX	1	4,619	10.1%	6.1%	9.2%	55,910	5.7%
Sacramento, CA	1	3,602	7.9%	2.8%	13.0%	56,813	8.2%
Los Angeles, CA	1	3,437	7.5%	2.2%	11.7%	57,271	8.1%
Portland, OR	3	2,021	4.4%	3.7%	12.3%	56,978	7.0%
Salem, OR1	2	1,826	4.0%	2.3%	14.9%	49,161	8.0%
Cleveland, OH	1	1,333	2.9%	-0.5%	15.9%	46,944	8.1%
Athens, GA1	1	1,318	2.9%	2.3%	11.5%	47,209	5.1%
Asheville, NC1	1	1,283	2.8%	2.9%	13.8%	45,150	5.2%
Cape Coral, FL	1	1,246	2.7%	6.5%	25.0%	46,278	6.1%

Top Ten Markets	19	28,633	62.6%	3.2%	13.7%	51,634	6.8%

Remaining Markets	20	16,969	37.4%	2.8%	15.1%	48,822	6.6%

Total	39	$45,602	100.0%	3.0%	14.5%	$50,045	6.7%

			US National Average	2.7%	12.8%	$57,150	7.0%

1.	Are not within defined MSAs. For statistical comparison, statewide data is presented.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.
3.	United States Census Bureau: Annual Estimates 2010 - 2013.
4.	United States Census Bureau: 2012 American Community Survey.
5.	Bureau of Labor Statistics: 2014 Unemployment Rates for Metropolitan Areas.

Segment Reporting: Medical Office Buildings (“MOB”)

Amounts in thousands, except property count, square feet, per square foot, age and percentages

MOB Classification	Property Count	Square Feet	Gross Asset Value	Annualized Revenue[1]	Annualized NOI[1]	Average Age (years)	Occupancy
Affiliated	59	2,896,789	$794,942	$76,488	$60,544	11.7	96.2%
Non-Affiliated	18	1,017,872	231,528	20,771	18,357	13.2	97.9%
Total	77	3,914,661	$1,026,470	$97,259	$78,901	12.1	96.6%

On campus	25	1,313,427	$352,176	$32,774	$25,479	12.2	96.6%
Off campus	52	2,601,234	674,294	64,485	53,422	12.0	96.7%
Total	77	3,914,661	$1,026,470	$97,259	$78,901	12.1	96.6%

Single Tenant	49	2,514,691	$653,722	$55,696	$51,008	11.2	100.0%
Multi-Tenant	28	1,399,970	372,748	41,563	27,893	13.5	90.6%
Total	77	3,914,661	$1,026,470	$97,259	$78,901	12.1	96.6%

Property Summary	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Properties	77	75	71	52	44
Average Age (years)	12.1	11.9	11.8	10.5	10.6
Square feet	3,914,661	3,768,063	3,560,439	2,160,132	1,793,568
Gross Asset Value	$1,026,470	$989,723	$944,393	$604,823	$509,442
Occupancy	96.6%	96.5%	95.5%	94.8%	96.6%

Revenues (annualized)[1]	$97,259	$92,915	$87,473	$59,765	$50,717
NOI (annualized)[1]	$78,901	$75,826	$72,467	$47,775	$41,171
Total Cap-Ex/TI/Leasing	$432	$358	$140	$50	$46
Revenues per square foot	$24.84	$24.66	$24.57	$27.67	$28.28
NOI per square foot	$20.16	$20.12	$20.35	$22.12	$22.95

Newly Leased square feet	-	5,164	11,533	15,470	-
Retained square feet	5,345	3,923	-	-	-
Expired square feet	8,703	7,869	-	1,526	12,584
Retention rate	61.4%	49.9%	0.0%	0.0%	0.0%

1. Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Medical Office Buildings

Amounts in thousands, except square feet and percentages

Lease Expirations	2014	2015	2016	2017	2018	2019	Beyond 2019
Square feet	13,375	43,307	139,344	155,378	348,578	151,249	2,931,961
% of MOB portfolio	0.4%	1.1%	3.7%	4.1%	9.2%	4.0%	77.5%

Diversification by Tenant[1]	Annualized NOI[2]	% of Total	Square Feet	% of Total	Credit Rating
UnitedHealth Group Incorporated	$9,755	12.4%	610,670	15.6%	Moody's: A1
Aurora Health Care	5,027	6.4%	226,046	5.8%	Moody's: A3
Crozer-Keystone Health System	4,580	5.8%	259,716	6.6%	Moody's: Baa3
Rush Copley Medical Center	3,911	5.0%	160,088	4.1%	Moody's: A2
Ascension Health	3,250	4.1%	179,138	4.6%	Moody's: Aa2
Carson Tahoe Regional Healthcare	3,147	4.0%	193,048	4.9%	S&P: BBB+
Spartanburg Regional Healthcare System	2,638	3.3%	90,948	2.3%	Moody's: A1
Bronson Healthcare Group	2,354	3.0%	100,321	2.6%	Moody's: A2
IU Health	2,152	2.7%	63,000	1.6%	Moody's: A1
Advocate Health Care Network	1,967	2.5%	127,663	3.3%	Moody's: Aa2
Top 10 Tenants	38,781	49.2%	2,010,638	51.4%

Remaining Tenants	40,120	50.8%	1,904,023	48.6%
Total	$78,901	100.0%	3,914,661	100.0%

1.	Includes multi-tenant buildings for which the tenant is the anchor tenant in the building.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Triple-net Leased Diversification by Operators

Amounts in thousands, except property count, units, beds and percentages

Seniors Housing - Triple-net leased

			Gross	Annualized
Diversification by Operator	Property Count	Units	Asset Value	NOI[1]	% of Total
Meridian Senior Living	8	410	$55,083	$4,956	72%
Frontier Management	1	48	8,410	802	12%
PM Management	1	68	13,150	1,098	16%
Total	10	526	$76,643	$6,856	100%

Hospital

			Gross	Annualized
Leased Properties	Property Count	Beds	Asset Value	NOI[1]	% of Total
Reliant Rehabilitation	2	120	$65,391	$6,513	42%
Baylor Scott & White Medical System	2	64	44,000	3,740	25%
Global Rehabilitation	1	60	16,525	1,493	10%
Acuity, LLC[2]	2	200	40,000	3,492	23%
Total	7	444	$165,916	$15,238	100%

Post acute / skilled nursing

			Gross	Annualized
Diversification by Operator	Property Count	Beds	Asset Value	NOI[1]	% of Total
National Mentor Holdings, Inc.	3	55	$19,497	$1,833	60%
Gentiva Health Services	1	120	12,250	1,222	40%
Total	4	175	$31,747	$3,055	100%

1.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.
2.	Acuity LLC is a replacement manager/tenant in connection with two LTAC facilities formerly leased to Restora, Inc. The annualized NOI reflected in this report represents the annualized NOI the Company will receive under the new lease with Acuity, Inc., which lease has a 10 year term.

Segment Reporting: Triple-net Leased Property Summaries

Gross Asset Value amounts in thousands

Seniors Housing - Triple-net leased	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Property count	10	2	1	1	0
Number of units	526	115	48	48	0
Square Feet	462,447	109,681	25,971	25,971	-
Occupancy[1]	91%	87%	85%	77%	0%
Average remaining lease term	14.6	14.4	14.0	14.0	N/A
Gross Asset Value	$76,643	$20,060	$8,410	$8,410	$-

Hospital	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Property count	7	7	6	4	4
Number of beds	444	444	420	220	220
Square Feet	363,671	363,671	306,428	210,428	210,428
Occupancy[1]	55%	53%	48%	48%	51%
Average remaining lease term	16.0	16.0	16.0	16.3	16.3
Gross Asset Value	$165,916	$165,916	$137,916	$97,916	$97,916

Post acute / skilled nursing	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Property count	4	4	3	3	3
Number of beds	175	175	55	55	55
Square Feet	73,103	73,103	30,250	30,250	30,250
Occupancy[1]	65%	66%	57%	57%	54%
Average remaining lease term	12.0	12.0	11.6	11.6	11.6
Gross Asset Value	$31,748	$31,748	$19,497	$19,497	$19,497

1. Occupancy statistics are compiled through reports from operators and have not been independently validated by the company.

Segment Reporting: Seniors Housing - Operating

Amounts in thousands, except property count, units, square feet, age and margin

					Gross
Diversification by Operator	Property Count	Units	Square Feet	% of Total	Asset Value	Annualized NOI[1]
Arbor Company	9	826	650,519	34%	$212,804	$13,272
Frontier Management	8	600	433,019	22%	88,683	6,975
Principal Senior Living Group, LLC	6	413	308,095	16%	95,995	6,762
MBK Senior Living	2	293	231,991	12%	104,507	7,039
Spectrum Retirement	1	97	102,000	5%	22,542	1,333
Other	3	206	213,696	11%	47,971	3,364
Total	29	2,435	1,939,320	100%	$572,502	$38,745

Property Summary	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Property count	29	26	22	10	7
Number of units	2,435	2,039	1,686	780	572
Square feet	$1,939,320	$1,633,217	$1,188,058	$577,449	$418,297
Occupancy	93%	92%	92%	92%	89%
Average age (years)	11.7	11.8	10.8	8.2	6.1
Gross Asset Value	$572,502	$442,595	$306,553	$146,994	$113,913

Revenues (annualized)[1]	$119,325	$111,692	$89,532	$47,950	$33,301
NOI (annualized)[1]	$38,745	$39,931	$28,986	$17,877	$13,349
Operating margin[2]	32%	36%	32%	37%	40%
REVPOR[3]	$53	$60	$58	$67	$65
Capital Expenditures	$312	$65	$40	$2	$3

1.	Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended March 31, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period. Annualized NOI for MBK assets reflect TTM historical NOI prior to acquisitions on January 30, 2014 and February 20, 2014.
2.	Operating margin is the ratio of operating income divided by revenue.
3.	REVPOR means revenue per occupied room.

Debt Structure

Amounts in thousands, except percentages, term, ratios and shares

	Balance
	Outstanding	Average Life /	Weighted Average	Percentage	Percentage
	March 31, 2014	Term (months)	Int. Rate	Total Debt	Gross Assets
Fixed Rate Debt
Secured debt	$298,650	38.7	5.1%	56.3%	15.0%
Total fixed rate debt	$298,650	38.7	5.1%	56.3%	15.0%
Variable Rate Debt
Unsecured term loan	$100,000	51.8	1.8%	18.9%	5.0%
Unsecured lline of credit	131,500	27.8	3.6%	24.8%	6.6%
Total variable rate debt	$231,500	38.2	2.8%	43.7%	11.6%
Total Debt	$530,150	38.5	4.1%	100.0%	26.6%
Ratio of debt to market capitalization	28.9%

	TTM	YTD	QTR
Interest expense coverage	6.5x	7.2x	7.2x
Fixed charge coverage	6.2x	6.7x	6.7x

Selected Debt Covenants & Credit Ratios
		Qtr. Ended
	Requirement	3/31/2014
Aggregate debt test (debt to gross assets as defined)	55.0%	26.2%
Secured debt test (secured debt to gross assets as defined)	35.0%	14.8%
Debt service test (EBITDA available for debt service charge, as defined)	1.6	5.5
Unencumbered asset test (minimum unencumbered assets in borrowing base)	$200,000	$943,398
Unencumbered NOI (NOI related to borrowing base assets)	N/A	$76,631

Scheduled Principal Payments

	Unsecured[1]	Secured	Total
2014	$-	$1,040	$1,040
2015	-	114,351	114,351
2016	131,500	20,935	152,435

2017	-	94,353	94,353
2018	100,000	27,778	127,778
Thereafter	-	40,193	40,193
Total	$231,500	$298,650	$530,150

Summary of Preferred Shares
	Qtr. Ended 3/31/2014	Qtr. Ended 3/31/2013
Total preferred shares outstanding	N/A	N/A

Summary of Common Shares
Weighted average	Qtr. Ended 3/31/2014	Qtr. Ended 3/31/2013
Diluted shares - FFO	182,477,962	77,147,958
Diluted shares - EPS	181,621,246	77,029,025
Total shares and units outstanding at end of period	183,496,642	114,651,922

Weighted average	YTD 3/31/2014	YTD 3/31/2013
Diluted shares - FFO	182,477,962	77,147,958
Diluted shares - EPS	181,621,246	77,029,025

1. Figures represent outstanding balance at maturity date and facility expiration date for the unsecured term loan and unsecured line of credit, respectively.

Non-GAAP Reconciliations

Amounts in thousands, except ratios

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Adjusted EBITDA:
Net income/(loss)	$(7,035)	$(9,892)	$(5,475)	$(3,257)	$(3,606)
Acquisition and transaction related	3,422	5,748	3,107	2,713	2,038
Depreciation and amortization	28,943	25,908	17,140	12,714	11,694
Interest expense	5,543	5,089	4,350	3,315	3,089
Loss on investments	-	300	-	-	-
Income from preferred investment and investment securities	(299)	(308)	(317)	(244)	-
Other income	(1)	(41)	(37)	(11)	-
Non-controlling interests	9	12	10	13	22
Adjusted EBITDA	30,582	26,816	18,778	15,243	13,237

Net Operating Income (NOI):
General and administrative	1,928	1,686	1,429	1,250	249
NOI	32,510	28,502	20,207	16,493	13,486

Cash NOI:
Amortization of above-market lease assets and liabilities	95	98	160	119	67
Straight-line rent	(1,930)	(1,851)	(1,357)	(1,174)	(1,026)
Cash NOI	$30,675	$26,749	$19,010	$15,438	$12,527

Interest coverage ratio:
Interest expense	$5,543	$5,089	$4,350	$3,315	$3,089
Non-cash interest expense	(1,297)	(1,287)	(983)	(447)	(438)
Adjustments related to non-controlling interest	(12)	(77)	(79)	(78)	(77)
Total Interest	$4,234	$3,725	$3,288	$2,790	$2,574
Adjusted EBITDA	30,582	26,816	18,778	15,243	13,237
Adjusted interest coverage ratio	7.2x	7.2x	5.7x	5.5x	5.1x

Fixed charge ratio:
Total interest	$4,234	$3,725	$3,288	$2,790	$2,574
Secured debt principal amortization	301	253	133	63	25
Total fixed charges	$4,535	$3,978	$3,421	$2,853	$2,599
Adjusted EBITDA	30,582	26,816	18,778	15,243	13,237
Adjusted fixed charge ratio	6.7x	6.7x	5.5x	5.3x	5.1x

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.

Adjusted funds from operations (AFFO)

AFFO is core FFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.

Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Annualized straight-line rent

Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

Adjusted Earnings before interest, taxes, depreciation and amortization (EBITDA)

EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include our pro-rata share of EBITDA from unconsolidated joint ventures.

Cash net operating income (Cash NOI)

NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.

Funds from operations (FFO)

Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) attributable stockholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

Definitions, continued

FFO should not be considered as an alternative to net income attributable to stockholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to stockholders and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Net operating income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to stockholders, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. NOI is adjusted to include our pro-rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Property List as of March 31, 2014

Amounts in thousands, except square feet

			Building Size	No. Units /	Year Built /	Gross Asset
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Net Book Value
MOB: SINGLE TENANT
Methodist North MOB - Peoria IL	2338 Van Winkle Way, Peoria, IL	IL	73,302		2010	$24,625	$21,764
Odessa Regional MOB - Odessa TX	520 E. 6th Street, Odessa, TX	TX	39,220		2008	7,359	6,285
Cooper Health MOB I - Willingboro NJ	651 John F. Kennedy Way, Willingboro, NJ	NJ	11,000		2010	3,387	2,934
Univ of Wisconsin Health - Monona WI	1050 East Broadway, Monona, WI	WI	31,374		2011	9,161	8,229
Henry Ford Dialysis Center - Southfield MI	25664 Lahser Road, Southfield, MI	MI	10,100		2002	2,878	2,580
East Pointe Medical Plaza - Lehigh Acres FL	1530 Lee Boulevard, Leigh Acres, FL	FL	34,500		1994	10,516	9,530
PAPP Clinic - Newnan GA	2959 Sharpsburg McCullum Road, Newnan, GA	GA	31,213		1994	5,488	5,021
Cooper Health MOB II - Willingboro NJ	218-C Sunset Road, Willingboro, NJ	NJ	16,314		2012	4,620	4,095
Cancer Care Partners - Mishawaka IN	301 East Day Road, Mishawaka, IN	IN	63,000		2010	26,800	24,459
Aurora Health Care - Two Rivers WI	5300 Memorial Drive, Two Rivers, WI	WI	99,266		2006	30,212	27,667
Aurora Health Care - Hartford WI	1640 East Sumner Street, Hartford, WI	WI	88,390		2006	25,522	23,461
Aurora Health Care - Neenah WI	1136 Westowne Drive, Neenah, WI	WI	38,390		2006	10,485	9,598
Bronson Lakeview OPC - Paw Paw MI	451 Health Parkway, Paw Paw, MI	MI	100,321		2006	30,430	28,071
Advocate Beverly Center - Chicago IL	9831 South Western Avenue, Chicago, IL	IL	59,345		1986	16,500	15,368
Wellmont Blue Ridge MOB - Bristol TN	271 Medical Park Boulevard, Bristol, TN	TN	23,277		2001	4,850	4,544
Metro Health - Wyoming MI	5950 Metro Way SW, Wyoming, MI	MI	21,502		2008	6,243	5,878
Michiana Oncology - Mishawaka IN	5340 Holy Cross Parkway, Mishawaka, IN	IN	49,410		2010	21,740	20,528
North Valley Orthopedic Surgery Center	2262 East Rose Garden Lane, Phoenix, AZ	AZ	17,608		2006	9,000	8,504
Scott & White Healthcare - Kingsland TX	105 FM 2342, Kingsland, TX	TX	14,974		2012	4,400	4,158
Salem Medical - Woodstown NJ	66 East Avenue, Woodstown, NJ	NJ	9,350		2010	3,670	3,465
Rex Wellness Center - Garner NC	1400 Timber Drive East, Garner, NC	NC	30,000		2003	9,000	8,563
Spectrum Health - Wyoming MI	6105 Wilson Avenue SW, Wyoming, MI	MI	52,898		2006	16,683	15,932
Memorial Hermann - Houston TX	14201 East Sam Houston Parkway, Houston, TX	TX	30,000		2012	13,331	12,774
UC Davis Medical - Folsom CA	251 & 271-279 Turnpike Drive, Folsom, CA	CA	36,911		1995	9,488	9,089
Via Christi Clinic - Wichita KS	13213 W 21st Street, Wichita, KS	KS	32,540		2006	8,000	7,721
West Valley Medical Center - Buckeye AZ	525 South Watson Boulevard, Buckeye, AZ	AZ	38,734		2011	8,800	8,612
Crozer-Keystone MOB II - Springfield PA	100 West Sproul Road, Springfield, PA	PA	41,935		1998	12,910	12,636
Crozer-Keystone MOB I - Springfield PA	190 West Sproul Road, Springfield, PA	PA	217,781		1996	55,520	54,225
St. Peter's Recovery Center - Guilderland NY	3 Mercycare Lane, Guilderland, NY	NY	30,000		1990	9,110	8,867
Trinity Health Medical Arts Clinic - Minot ND	400 East Burdick Expressway, Minot, ND	ND	114,000		1995	13,420	13,127
Allina Health - Elk River MN	14181 Business Center Drive NW, Elk River, MN	MN	28,175		2002	7,700	7,585
Spartanburg ASC - Spartanburg, SC	720 North Pine Street, Spartanburg, SC	SC	26,148		2002	13,800	13,602
Texarkana ASC - Texarkana, TX	5404 Summerhill Road, Texarkana, TX	TX	18,268		1994	4,500	3,826

Property List as of March 31, 2014, continued

Amounts in thousands, except square feet

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: Single Tenant, continued
Davita Dialysis - Marked Tree AR	216 Hester Parker Drive, Marked Tree, AR	AR	4,596		2009	1,444	1,203
Davita Dialysis - Rockford IL	1302 E State Street, Rockford, IL	IL	7,032		2009	2,050	1,756
BioLife Sciences Building - Denton TX	3455 Quail Creek Drive, Denton, TX	TX	15,000		2010	5,747	5,183
Sisters of Mercy Building - Springfield MO	4520 S. National Avenue, Springfield, MO	MO	42,430		2008	11,045	9,929
DaVita Dialysis - Paoli IN	555 W. Longest St., Paoli, IN	IN	5,725		2011	1,874	1,703
Unitron Hearing - Plymouth MN	14755 27th Avenue North, Plymouth, MN	MN	81,927		2011	9,390	8,403
Fresenius Medical - Metairie LA	3030 North Arnoult Street, Metairie, LA	LA	18,149		2012	3,739	3,452
United Healthcare - Cypress CA	5701 Katella Ave, Cypress, CA	CA	214,000		1985	53,904	52,404
United Healthcare - Indianapolis IN	7440-7500 Woodland Dr, Indianapolis, IN	IN	209,184		1988	36,972	35,988
United Healthcare - Onalaska WI	2700 Midwest Drive, Onalaska, WI	WI	66,000		1995	9,195	8,941
United Healthcare - Wawatosa WI	10701 Research Dr West, Wawatosa, WI	WI	121,486		1995	22,267	21,723
Virginia Urology Center - Richmond VA	9105 Stony Point Drive, Richmond, VA	VA	53,318		2004	19,200	18,665
Bay Medical Plaza - Lynn Haven, FL	2851 Martin Luther King, Jr. Boulevard, Lynn Haven, FL	FL	80,555		2003	18,625	18,551
Bay Medical Center - Panama City, FL	801 East 6th Street, Panama City, FL	FL	66,043		1987	18,122	18,041

MOB Single Tenant Subtotal/Average			2,514,691		2003	653,722	618,640

MOB: MULTI TENANT
Carson Tahoe - Specialty Medical Center	775 Fleischmann Way, Carson City, NV	NV	154,622		1981	29,131	23,831
Spring Creek Medical Plaza - Tomball TX	24727 Tomball Parkway, Tomball, TX	TX	22,345		2006	7,755	6,647
Carson Tahoe MOB West - Carson City NV	1470 Medical Parkway, Carson City, NV	NV	38,426		2007	8,500	7,188
Sunnyvale Medical Plaza - Sunnyvale TX	241 Wheatfield Drive, Sunnyvale, TX	TX	48,910		2009	12,602	10,993
Texas Clinic at Arlington - Arlington TX	400 W. Arbrook Boulevard, Arlington, TX	TX	66,824		2010	21,838	19,351
Pinnacle Health - Harrisburg PA	2808 Old Post Road, Harrisburg, PA	PA	52,600		2002	13,048	11,424
Rush Copley POB I - Aurora IL	2020 Ogden Avenue, Aurora, IL	IL	79,344		1996	26,264	24,060
Rush Copley POB II - Aurora IL	2040 Ogden Avenue, Aurora, IL	IL	80,744		2009	25,550	23,210
Albany Medical Center MOB - Albany NY	12 & 16 New Scotland Avenue, Albany, NY	NY	53,229		2010	15,000	14,159
Crystal Lakes Medical Arts - Crystal Lake IL	360 Station Drive, Crystal Lake, IL	IL	65,052		2007	19,000	17,949
Advocate Good Shepard - Crystal Lake IL	525 East Congress Parkway, Crystal Lake, IL	IL	68,318		2008	9,142	8,233
Dakota Ridge - Littleton CO	13402 West Coal Mine Avenue, Littleton, CO	CO	62,202		2007	8,400	7,492
St. Francis Cancer Center - Midlothian VA	14051 St. Francis Boulevard, Richmond, VA	VA	51,183		2006	19,335	17,981
Fayette MOB - Fayetteville GA	1279 Highway 54 West, Fayetteville, GA	GA	62,016		2004	17,434	16,598
Lutheran Medical Arts - Ft. Wayne IN	7920 W Jeffrson Blvd, Fort Wayne, IN	IN	45,858		2000	12,276	11,817

Property List as of March 31, 2014, continued

Amounts in thousands, except square feet and units/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: Multi Tenant, continued
Dupont Road MOB - Ft. Wayne IN	2512 East Dupont Road, Fort Wayne, IN	IN	60,325		2001	9,364	9,023
Aventura Medical Plaza - Aventura FL	21150 Biscayne Blvd, Aventura, FL	FL	48,353		1996	15,950	15,118
Athens Medical Complex - Athens GA	2142 West Broad Street, Athens, GA	GA	55,752		2011	19,503	18,888
Spartanburg Regional MOB - Spartanburg SC	100 East Wood Street, Spartanburg, SC	SC	64,800		1986	20,119	19,443
Capital Regional MOB I - Tallahassee FL	2626 Care Drive, Tallahassee, FL	FL	38,225		1998	9,046	8,514
Riverdale MOB - Riverdale GA	34 Upper Riverdale Road, Riverdale, GA	GA	39,301		2005	10,410	10,215
Durango Medical Plaza - Las Vegas NV	8530 W Sunset Road, Las Vegas, NV	NV	73,094		2008	23,483	19,066
Northside East Cobb - Marietta GA	1121 & 1163 Johnson Ferry Rd, Marietta, GA	GA	68,447		1991	19,597	17,963

MOB Multi Tenant Subtotal/Average			1,399,970		2003	372,747	339,163

MOB Subtotal/Average			3,914,661		2003	1,026,469	957,803

TRIPLE-NET: SENIORS HOUSING
Lakeview Terrace - Lake Havasu AZ	320 Lake Havasu Avenue North, Lake Havasu City, AZ	AZ	25,971	48	2009	8,410	7,995
Wellington ALF - Minot ND	601 24th Ave SW, Minot, ND	ND	83,710	67	2005	11,650	11,517
Villas of Holly Brook - Herrin, IL	505 Rushing Drive, Herrin, IL	IL	46,139	50	2012	6,671	6,615
Villas of Holly Brook, Shelbyville, IL	2201 West Main Street, Shelbyville, IL	IL	39,735	45	2011	5,954	5,906
Villas of Holly Brook - Marshall, IL	17050 N. Quality Lime Road, Marshall, IL	IL	29,269	46	2012	6,071	6,023
Villas of Holly Brook - Effingham, IL	404 W Evergreen Ave, Effingham, IL	IL	46,130	46	2011	6,327	6,274
Lakeside ALF - San Antonio, TX	8627 Lakeside Parkway, San Antonio, TX	TX	56,500	68	2013	13,150	13,096
Villas of St. James - Breese, IL	14335 Jamestown Road, Breese, IL	IL	53,878	65	2009	6,500	6,473
Villas of Holly Brook - Chatham, IL	825 E Walnut Street, Chatham, IL	IL	46,130	50	2012	6,567	6,567
Villas of Holly Brook - Newton, IL	101 South Gregory St, Newton, IL	IL	34,985	41	2011	5,343	5,343

Triple-Net Seniors Housing Subtotal/Average			462,447	526	2011	76,643	75,809

TRIPLE-NET: SKILLED NURSING
CareMeridian Rehab - Phoenix AZ	5301 E Thomas Road, Phoenix, AZ	AZ	13,500	31	2008	9,016	7,799
Village Healthcare Center - Santa Ana CA	18792 East 17th Street, Santa Ana, CA	CA	7,750	9	2008	4,482	4,089
CareMeridian - La Mesa CA	5640 Aztec Drive, La Mesa, CA	CA	9,000	15	2012	6,000	5,635
TriSun Care Center - San Antonio TX	8707 Lakeside Parkway, San Antonio, TX	TX	42,853	120	2012	12,250	12,029

Triple-Net Skilled Nursing Subtotal/Average			73,103	175	2010	31,748	29,552

Property List as of March 31, 2014, continued

Amounts in thousands, except square feet and units/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
TRIPLE-NET: HOSPITAL
Reliant Rehabilitation - Dallas TX	7930 Northaven, Dallas, TX	TX	64,600	60	2009	33,798	29,699
Select Rehabilitation - San Antonio TX	19126 Stonehue, San Antonio, TX	TX	40,828	60	2010	16,525	14,440
Reliant Rehabilitation - Houston TX	20180 Chasewood Park Drive, Houston, TX	TX	65,000	60	2012	31,593	28,466
Baylor Institute for Rehabilition - Ft. Worth TX	6601 Harris Parkway, Fort Worth, TX	TX	40,000	40	2008	16,000	14,601
Sun City LTAC	13818 North Thunderbird Blvd, Sun City, AZ	AZ	48,000	100	2012	20,000	19,448
Mesa LTAC	215 South Power Road, Mesa, AZ	AZ	48,000	100	2012	20,000	19,448
Baylor Orthopedic & Spine - Arlington TX	707 W. Highlander Boulevard, Arlington, TX	TX	57,243	24	2009	28,000	27,303

Triple-Net Hospital Subtotal/Average			363,671	444	2010	165,916	153,405

Triple-Net Subtotal/Average			899,221	1,145	2010	274,307	258,766

LAND
Arbor Terrace - Decatur GA (Land)	1899 Lawrenceville Highway, Decatur, GA	GA				1,789	1,788
Lexington Park - Lady Lake FL (Land)	930 Highway 466, Lady Lake, FL	FL				1,231	1,231

Land Subtotal/Average						3,020	3,020

CONSTRUCTION IN PROGRESS
Aurora Healthcare-Kenosha, WI	7145 120th Ave, Kenosha, WI	WI	54,820		2014	17,896	17,895

Construction in Progress Subtotal/Average			54,820		2014	17,896	17,895

OPERATING PROPERTIES: SENIORS HOUSING
Benton Village - Palm Coast FL	100 Magnolia Trace Way, Palm Coast, FL	FL	104,525	80	2007	17,370	15,752
Benton House - Douglasville GA	4999 Prestley Mill Rd., Douglasville, GA	GA	40,636	59	2010	14,650	13,665
Benton Village - Stockbridge GA	195 & 201 Evergreen Terrace, Stockbridge, GA	GA	86,520	108	2008	17,095	15,363
Benton House - Sugar Hill GA	6009 Suwanee Dam Rd., Sugar Hill, GA	GA	38,571	59	2010	16,150	14,856
Benton House - Newnan GA	25 Newnan Lakes Blvd, Newnan, GA	GA	47,550	64	2010	20,550	18,716
Pelican Pointe - Klamath Falls	605 Washington Way, Klamath, OR	OR	61,045	112	2011	20,957	18,929
Princeton Village - Clackamas OR	14370 SE Oregon Trail Drive, Clackamas, OR	OR	39,450	53	1999	7,140	6,381
Cedar Village - Salem OR	4452 Lancaster Drive NE, Salem, OR	OR	51,585	75	1999	11,545	10,540
Ocean Ridge - Coos Bay OR	1855 SE Ocean Boulevard, Coos Bay, OR	OR	68,139	81	2006	13,606	12,430

Property List as of March 31, 2014, continued

Amounts in thousands, except square feet and units/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
Operating Properties: Seniors Housing, continued
Pheasant Pointe - Molalla OR	835 E. Main Street, Molalla, OR	OR	39,428	57	1998	7,930	7,132
Wyndcrest - Rochester IL	4817 Oak Hill Road, Rochester, IL	IL	35,059	37	2005	5,200	4,832
Garden House - Anderson SC	201 Edgebrook Drive, Anderson, SC	SC	50,144	64	2000	13,550	12,716
Arbor Terrace - Largo FL (Tampa)	333 16th Ave SE, Largo, FL	FL	57,844	66	1992	9,274	8,113
Arbor Terrace - Athens GA	170 Marilyn Farmer Way, Athens, GA	GA	38,380	56	1998	19,001	17,470
Barrington Terrace - Naples FL	5175 Tamiami Trail East, Naples, FL	FL	58,169	122	2004	24,312	22,209
Arbor Terrace at Cascade - Atlanta GA	1001 Research Center Atlanta Dr, Atlanta, GA	GA	40,547	68	1999	10,111	9,001
Barrington Terrace - Fort Myers FL	9731 Commerce Center Court, Fort Meyers, FL	FL	54,307	117	2001	18,050	16,234
Arbor Terrace - Knoxville, TN	9051 Cross Park Drive, Knoxville, TN	TN	58,113	84	1997	18,556	16,995
Ocean Crest - Coos Bay OR	192 Norman Avenue, Coos Bay, OR	OR	46,696	61	2006	4,200	3,769
Redwood Heights - Salem OR	4050 12th Street Cut-Off SE, Salem, OR	OR	63,879	80	1999	12,000	11,199
Clearwater Springs - Vancouver WA	201 NW 78th Street, Vancouver, WA	WA	62,797	81	2003	11,305	10,573
Benton House - Covington GA	7155 Dearing Road, Covington, GA	GA	44,674	59	2009	14,000	13,149
Arbor Terrace - Asheville NC	3199 Sweeten Creek Road, Asheville, NC	NC	42,000	63	1998	18,688	17,574
Arbor Terrace - Decatur GA	425 Winn Way, Decatur, GA	GA	51,159	66	1990	23,552	22,170
Gardens at Westlake - Westlake OH	27569 Detroit Road, Westlake, OH	OH	102,000	97	1987	22,543	21,660
Solana at Cinco Ranch - Katy, TX	24001 Cinco Village Center Blvd., Katy, TX	TX	250,000	184	2010	71,260	69,974
Summerhill Villa - Santa Clarita, CA	24431 Lyons Ave, Santa Clarita, CA	CA	90,791	134	2001	52,257	51,601
Casa de Sante Fe - Rocklin, CA	3201 Santa Fe Way, Rocklin, CA	CA	141,200	159	2001	52,250	51,926
Lexington Park - Lake Lady, FL	930 Highway 466, Lady Lake, FL	FL	74,112	89	2010	25,400	25,225

Seniors Housing Operating Properties/Average			1,939,320	2,435	2002	572,502	540,154

Grand Total/Average			6,808,022	3,580	2004	1,894,194	1,777,638

1. Units reported for Senior Housing assets (IL and AL); beds reported for Skilled Nursing facilities, Post-Acute and Hospital assets

www.TheHealthcareREIT.com